UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08611

Name of Fund: Legg Mason Charles Street Trust, Inc.

Address of Principal Executive Offices: 55 Water Street, New York, NY 10041

Name and address of agent for service:

Robert I Frenkel, Esq..

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Report to Shareholders

Legg Mason Batterymarch U.S. Small

Capitalization Equity Portfolio

Annual Report to Shareholders

December 31, 2009

Contents

Fund objective

The Fund seeks long-term capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Batterymarch U.S. Small Capitalization Equity Portfolio. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio’s annual report for the twelve months ended December 31, 2009.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

January 29, 2010

Annual Report to Shareholders

Investment Commentary

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Market Environment

Investor questions about the condition of the U.S. financial system and the impact of government intervention led to broad declines early in the reporting period. Market volatility reached near record highs, and sentiment and government intervention continued to distort long-term equity values. The decline persisted into March of 2009, making it one of the most dramatic declines in market history.

A rebound was sparked in early March and, through much of the next two quarters, deep value, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. The early part of the rally was narrow in breadth, with only deep value measures such as the price-to-book (“P/B”) ratioi being predictive.

We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. Thus, while we muted our active positions during the rally to help manage risk exposures, we continued to adhere to our investment philosophy of investing in stocks which rank well across a range of dimensions including not only value, but also growth, cash flow, technicals and expectations. At the same time, we worked to enhance our process to address sustainable market shifts.

The market recovery continued during the fourth quarter, albeit at a far slower pace than the previous two quarters. In keeping with past recoveries, investor enthusiasm waned toward year-end as those stocks that were early beneficiaries of the rally lost some of their valuation luster, and investors turned their attention away from the riskiest companies and toward those that were more fundamentally compelling. Despite what many view as mediocre economic indicators, by fourth quarter-end, the Russell 2000 Indexii (the “Index”) was up 3.87% since the end of September and an astonishing 84.48% since the March 9th trough.

Market Outlook

Given the dramatic market fall in 2008 and its meteoric rise in 2009, the markets ended the decade in tepid territory, with the Index gaining only 3.5% from its 1999 year-end level.

Because of the current fragility of the economy, we believe what lies ahead will be, in large part, determined by policy makers. Continued fiscal support for too long could lead to inflation; however, too quick a withdrawal could upset whatever modest recovery has currently taken hold. The direction of pending financial market regulations adds yet another layer of uncertainty to the recovery.

Despite an unemployment figure that remains at 10.0% and shows little sign of abating in 2010, expectations for the U.S. consumer have begun to improve. Economists expect that capital expenditure will also demonstrate improvement in 2010. We believe the combination of a healthier consumer and greater business spending should support both expectations and earnings growth factors going forward. The decline in macro-driven events, lower overall market volatility and higher stock price dispersion also bode well for a return to markets driven by fundamentals.

While we are optimistic that the coming environment will favor bottom-up stock selection, we remain cautious about the health of the overall economy and continue to manage exposures relative to the Index.

Batterymarch Financial Management, Inc.

January 15, 2010

Annual Report to Shareholders

The views expressed are those of the investment adviser as of the date indicated, are subject to change, and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and the investment adviser and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. All data referenced are from sources deemed to be reliable, but cannot be guaranteed as to accuracy or completeness. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

All investments are subject to risk including the loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The price-to-book (“P/B”) ratio is a stock's price divided by the stock's per share book value.

ii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Performance Review

For the twelve months ended December 31, 2009, Class FI shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio returned 27.79%. The Fund’s unmanaged benchmark, the Russell 2000 Indexi (the “Index”), returned 27.17% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 31.90% over the same time frame.

Performance Snapshot as of December 31, 2009 (excluding sales charges) (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:
Class A	24.84%	N/A
Class C	24.42%	N/A
Class FI2	25.00%	27.79%
Class I2	25.37%	28.16%
Russell 2000 Index	23.90%	27.17%
Lipper Small-Cap Core Funds Category Average[1]	24.03%	31.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class A and Class C shares as these share classes commenced operations on February 5, 2009.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated May 1, 2009, the gross total operating expense ratios for Class A, Class C, Class FI and Class I shares were 1.23%, 1.88%, 1.34% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.20% for Class FI shares and 0.95% for Class I shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 763 funds for the six-month period and among the 756 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and Institutional Class, respectively.

As of the end of the first calendar quarter, relative Fund performance was strongly ahead of the Index. However, from the start of the reversal rally in mid-March through the end of the third quarter, our preference for high-quality stocks that score well across a range of fundamental dimensions struggled. Investors rewarded deep value to the exclusion of everything else, which is contrary to our stock selection model based on a range of fundamental measures. Only certain value measures were predictive. Many others were perverse. In this period, risk controls (i.e., diversification and modest sector bets) were less effective than one would traditionally expect given the extraordinarily broad range of stock returns.

In the final quarter of the year, we saw our process again adding value as broader measures of stock selection became predictive. Relative performance in this final quarter improved, and relative performance was positive for the year.

Small-capitalization stocks modestly underperformed large-caps for the period, and growth outperformed value across market capitalization bands. While all sectors in the Index posted positive returns for the year, the best performing sectors were Materials and Consumer Discretionary, with the Financials sector the laggard and essentially flat for the year.

Stock selection detracted from relative performance in the early part of the rally which began in March, but began adding value again toward the end of the period. Still, overall selection detracted from relative performance for the full year period, particularly in the Health Care and Consumer Discretionary sectors. Selection added value in the Financials and Industrials sectors.

Our investment process focuses first on stock selection and second on the relative weighting of sectors. We maintain a balance of sectors for the portfolio through the combination of portfolio construction rules and sector ranks. As a result, the portfolio was broadly diversified across sectors. Nevertheless, sector allocation added value, with an overweight relative to the Index in the Consumer Discretionary sector and an underweight to the Financials sector being particularly beneficial.

Batterymarch Financial Management, Inc.

January 15, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Health Care (17.2%), Consumer Discretionary (17.0%), Information Technology (16.9%), Financials (15.7%) and Industrials (14.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Annual Report to Shareholders

Expense Example (Unaudited)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009 for each class. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period[1] 7/1/09 to 12/31/09
Class A:
Actual	$1,000.00	$1,248.40	$7.71
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.92

Class C:
Actual	$1,000.00	$1,244.20	$11.94
Hypothetical (5% return before expenses)	1,000.00	1,014.57	10.71

Class FI2:
Actual	$1,000.00	$1,250.00	$6.81
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11

Class I2:
Actual	$1,000.00	$1,253.70	$4.94
Hypothetical (5% return before expenses)	1,000.00	1,020.82	4.43

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.36%, 2.11%, 1.20% and 0.87% for Class A, Class C, Class FI and Class I shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Annual Report to Shareholders

Performance Information (Unaudited)

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Class FI3		Class I3
Six Months Ended 12/31/09	24.84	%†	24.42	%†	25.00	%†	25.37	%†
Twelve Months Ended 12/31/09	N/A		N/A		27.79		28.16
Five Years Ended 12/31/09	N/A		N/A		-2.16		-1.76
Inception* through 12/31/09	37.25	†	36.35	†	4.89		2.11

	With Sales Charges[4]
	Class A		Class C		Class FI3		Class I3
Six Months Ended 12/31/09	17.67	%†	23.42	%†	25.00	%†	25.37	%†
Twelve Months Ended 12/31/09	N/A		N/A		27.79		28.16
Five Years Ended 12/31/09	N/A		N/A		-2.16		-1.76
Inception* through 12/31/09	29.30	†	35.35	†	4.89		2.11

Cumulative Total Returns[1]
Without Sales Charges[2]
Class A (Inception date of 2/5/09 through 12/31/09)	37.25%
Class C (Inception date of 2/5/09 through 12/31/09)	36.35
Class FI3 (Inception date of 1/9/03 through 12/31/09)	39.54
Class I3 (Inception date of 3/13/00 through 12/31/09)	22.74

†	Not Annualized.
[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.
[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class FI and Class I shares are February 5, 2009, February 5, 2009, January 9, 2003 and March 13, 2000, respectively.

Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

The graphs on the following pages compare the Fund’s total returns to those of the Russell 2000 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Class FI1 and Class I1 shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Annual Report to Shareholders

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 5, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on February 5, 2009 (commencement of operations), assuming the deduction of a CDSC of 1.00% and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Class FI1 Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on January 9, 2003 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on March 13, 2000 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

Annual Report to Shareholders

Selected Portfolio Performance2

Strongest performers for the year ended December 31, 2009		Weakest performers for the year ended December 31, 2009
1. Dollar Thrifty Automotive GP	+432.43%	1. Energy Partners Ltd.	-75.56%
2. Venoco Inc.	+306.91%	2. Technitrol Inc.	-66.95%
3. 3Com Corp Com NASD INDL	+228.95%	3. First Merchants Corp.	-56.85%
4. Ashford Hospitality TR	+226.76%	4. Mcmoran Exploration Co.	-55.71%
5. Gencorp Inc.	+212.53%	5. Natl Penn BCSHS Inc.	-52.87%
6. Sirona Dental Systems Inc.	+202.29%	6. Basic Energy Services Inc.	-51.99%
7. Rosetta Resources Inc.	+181.50%	7. Viropharma Inc.	-50.43%
8. Avis Budget Group Inc.	+172.20%	8. W&T Offshore Inc.	-49.98%
9. Synnex Corp.	+170.60%	9. Clayton Williams Energy Inc.	-49.65%
10. National Financial Partners Corp.	+166.12%	10. Spartan Motors Inc.	-48.14%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they are paid.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2009

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests	99.9%

Consumer Discretionary	17.0%

Auto Components	0.9%
Cooper Tire and Rubber Co.		66,200	$1,327,310
Spartan Motors Inc.		43,300	243,779
Standard Motor Products Inc.		54,081	460,770	A

			2,031,859

Distributors	0.1%
Core-Mark Holding Co. Inc.		6,100	201,056	A

Diversified Consumer Services	0.8%
Corinthian Colleges Inc.		29,800	410,346	A
Lincoln Educational Services		29,700	643,599	A
Steiner Leisure Ltd.		16,638	661,527	A

			1,715,472

Hotels, Restaurants and Leisure	2.0%
Ambassadors Group Inc.		10,440	138,748
Carrols Restaurant Group Inc.		20,520	145,076	A
CEC Entertainment Inc.		34,647	1,105,932	A
Isle of Capri Casinos Inc.		16,100	120,428	A
Jack in the Box Inc.		39,830	783,456	A
O’Charleys Inc.		8,340	54,627	A
Papa John’s International Inc.		21,472	501,586	A
Ruby Tuesday Inc.		73,700	530,640	A
WMS Industries Inc.		20,030	801,200	A

			4,181,693

Household Durables	0.7%
Helen of Troy Ltd.		30,500	746,030	A
La-Z-Boy Inc.		49,500	471,735	A
Tupperware Brands Corp.		4,300	200,251

			1,418,016

Internet and Catalog Retail	0.3%
PetMed Express Inc.		35,540	626,570

Leisure Equipment and Products	1.1%
Leapfrog Enterprises Inc.		65,390	255,675	A
Polaris Industries Inc.		29,950	1,306,719
RC2 Corp.		34,900	514,775	A
Sturm, Ruger and Co. Inc.		24,300	235,710

			2,312,879

Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Consumer Discretionary—Continued

Media	0.7%
Carmike Cinemas Inc.		22,960	$173,577	A
Journal Communications Inc.		32,972	128,261
Mediacom Communications Corp.		1,780	7,957	A
RCN Corp.		36,840	399,714	A
Scholastic Corp.		10,000	298,300
World Wrestling Entertainment Inc.		28,900	443,037

			1,450,846

Multiline Retail	1.0%
Big Lots Inc.		70,550	2,044,539	A

Specialty Retail	5.2%
Aaron Rents Inc.		10,310	285,896
Aeropostale Inc.		64,495	2,196,055	A
Big 5 Sporting Goods Corp.		11,130	191,213
Cabela’s Inc.		84,210	1,200,835	A
Gymboree Corp.		12,466	542,146	A
Jos. A Bank Clothiers Inc.		21,800	919,742	A
Kirkland’s Inc.		41,794	725,962	A
Rent-A-Center Inc.		68,991	1,222,521	A
Sonic Automotive Inc.		74,489	773,941	A
The Finish Line Inc.		91,900	1,153,345
Tractor Supply Co.		33,990	1,800,110	A

			11,011,766

Textiles, Apparel and Luxury Goods	4.2%
Carter’s Inc.		60,130	1,578,413	A
Crocs Inc.		68,719	395,134	A
Deckers Outdoor Corp.		7,500	762,900	A
Fossil Inc.		19,200	644,352	A
Oxford Industries Inc.		56,499	1,168,399
Steven Madden Ltd.		42,200	1,740,328	A
True Religion Apparel Inc.		36,900	682,281	A
UniFirst Corp.		31,840	1,531,822
Wolverine World Wide Inc.		17,180	467,640

			8,971,269

Consumer Staples	2.3%

Food and Staples Retailing	0.3%
The Pantry Inc.		38,050	517,100	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Consumer Staples—Continued

Food Products	0.7%
Chiquita Brands International Inc.		58,000	$1,046,320	A
Overhill Farms Inc.		20,071	97,545	A
Sanderson Farms Inc.		7,400	311,984

			1,455,849

Personal Products	1.2%
American Oriental Bioengineering Inc.		109,530	509,314	A
Nu Skin Enterprises Inc.		53,165	1,428,544
Prestige Brands Holdings Inc.		82,850	651,201	A

			2,589,059

Tobacco	0.1%
Universal Corp.		6,674	304,401

Energy	6.9%

Energy Equipment and Services	2.3%
Cal Dive International Inc.		16,400	123,984	A
Dawson Geophysical Co.		25,462	588,427	A
Geokinetics Inc.		13,939	134,093	A
Gulf Island Fabrication Inc.		407	8,559
Hercules Offshore Inc.		71,000	339,380	A
Oil States International Inc.		40,000	1,571,600	A
Tetra Tech Inc.		31,725	861,969	A
Tetra Technologies Inc.		115,100	1,275,308	A

			4,903,320

Oil, Gas and Consumable Fuels	4.6%
Crosstex Energy Inc.		14,621	88,457
CVR Energy Inc.		114,949	788,550	A
International Coal Group Inc.		285,275	1,101,161	A
Rosetta Resources Inc.		71,660	1,428,184	A
Stone Energy Corp.		75,600	1,364,580	A
Syntroleum Corp.		130,800	347,928	A
USEC Inc.		74,600	287,210	A
VAALCO Energy Inc.		135,102	614,714	A
Western Refining Inc.		112,900	531,759	A
World Fuel Services Corp.		119,826	3,210,139

			9,762,682

Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Financials	15.7%

Capital Markets	N.M.
BGC Partners Inc.		6,200	$28,644
GFI Group Inc.		14,800	67,636

			96,280

Commercial Banks	4.2%
Bank of Hawaii Corp.		18,520	871,551
Bank of Marin Bancorp		1,400	45,584
Bank of the Ozarks Inc.		30,310	887,174
Camden National Corp.		3,900	127,530
City Holding Co.		20,464	661,601
CVB Financial Corp.		72,370	625,277
Danvers Bancorp Inc.		16,930	219,921
Great Southern Bancorp Inc.		10,300	220,008
Lakeland Financial Corp.		7,750	133,687
NBT Bancorp Inc.		37,080	755,320
Oriental Financial Group Inc.		66,600	719,280
Southside Bancshares Inc.		3,675	72,104
SVB Financial Group		13,040	543,638	A
Tompkins Financial Corp.		8,150	330,075
TriCo Bancshares		19,250	320,512
UMB Financial Corp.		38,810	1,527,173
Westamerica Bancorporation		14,800	819,476

			8,879,911

Consumer Finance	3.2%
Cash America International Inc.		60,243	2,106,096
Dollar Financial Corp.		100,370	2,374,754	A
EZCORP Inc.		133,100	2,290,651	A

			6,771,501

Diversified Financial Services	0.3%
Interactive Brokers Group Inc.		24,006	425,386	A
Life Partners Holdings Inc.		14,100	298,779

			724,165

Insurance	3.9%
American Equity Investment Life Holding Co.		166,980	1,242,331
Amerisafe Inc.		21,890	393,363	A
Amtrust Financial Services Inc.		53,000	626,460
Aspen Insurance Holdings Ltd.		18,960	482,532

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Financials—Continued

Insurance —Continued
Assured Guaranty Ltd.		18,800	$409,088
CNA Surety Corp.		36,100	537,529	A
Conseco Inc.		393,325	1,966,625	A
Delphi Financial Group Inc.		45,600	1,020,072
First Mercury Financial Corp.		12,600	172,746
Flagstone Reinsurance Holdings Ltd.		26,466	289,538
Infinity Property and Casualty Corp.		8,970	364,541
Meadowbrook Insurance Group Inc.		6,800	50,320
National Financial Partners Corp.		60,000	485,400	A
National Interstate Corp.		3,450	58,512
Selective Insurance Group Inc.		6,800	111,860

			8,210,917

Real Estate Investment Trusts (REITs)	3.6%
Agree Realty Corp.		5,800	135,082
American Capital Agency Corp.		25,370	673,320
Anworth Mortgage Asset Corp.		172,050	1,204,350
Ashford Hospitality Trust		25,139	116,645	A
Associated Estates Realty Corp.		16,300	183,701
Getty Realty Corp.		33,690	792,726
Hatteras Financial Corp.		31,990	894,440
MFA Financial Inc.		123,500	907,725
NorthStar Realty Finance Corp.		145,400	498,722
PS Business Parks Inc.		4,000	200,200
Senior Housing Properties Trust		42,620	932,099
Tanger Factory Outlet Centers Inc.		26,144	1,019,355

			7,558,365

Real Estate Management and Development	0.2%
Forestar Group Inc.		14,100	309,918	A

Thrifts and Mortgage Finance	0.3%
First Defiance Financial Corp.		6,787	76,625
NASB Financial Inc.		1,500	34,935
OceanFirst Financial Corp.		4,500	50,850
Provident New York Bancorp		47,980	404,951
United Financial Bancorp Inc.		2,200	28,842

			596,203

Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Health Care	17.2%

Biotechnology	3.8%
Alkermes Inc.		29,760	$280,042	A
Cubist Pharmaceuticals Inc.		111,901	2,122,762	A
Enzon Pharmaceuticals Inc.		18,700	196,911	A
Human Genome Sciences Inc.		58,106	1,778,044	A
Martek Biosciences Corp.		86,900	1,645,886	A
Myriad Genetics Inc.		20,037	100,786	A
Onyx Pharmaceuticals Inc.		12,900	378,486	A
PDL BioPharma Inc.		167,450	1,148,707
SciClone Pharmaceuticals Inc.		42,780	99,677	A
ZymoGenetics Inc.		64,064	409,369	A

			8,160,670

Health Care Equipment and Supplies	4.4%
ICU Medical Inc.		17,180	626,039	A
Invacare Corp.		101,436	2,529,814
Kensey Nash Corp.		34,040	868,020	A
Merit Medical Systems Inc.		28,800	555,552	A
Sirona Dental Systems Inc.		82,150	2,607,441	A
STERIS Corp.		72,959	2,040,663

			9,227,529

Health Care Providers and Services	5.3%
Amedisys Inc.		39,871	1,936,136	A
AMERIGROUP Corp.		55,755	1,503,155	A
Catalyst Health Solutions Inc.		41,716	1,521,382	A
Centene Corp.		84,770	1,794,581	A
Emergency Medical Services Corp.		26,640	1,442,556	A
Healthspring Inc.		93,300	1,643,013	A
Kindred Healthcare Inc.		8,510	157,095	A
Molina Healthcare Inc.		29,580	676,494	A
RehabCare Group Inc.		6,300	191,709	A
Universal American Financial Corp.		38,840	454,428	A

			11,320,549

Life Sciences Tools and Services	1.2%
Affymetrix Inc.		61,528	359,324	A
Bio-Rad Laboratories Inc.		15,212	1,467,349	A
Varian Inc.		12,100	623,634	A

			2,450,307

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Health Care—Continued

Pharmaceuticals	2.5%
Medicis Pharmaceutical Corp.		15,940	$431,177
Par Pharmaceutical Cos. Inc.		41,871	1,133,029	A
Questcor Pharmaceuticals Inc.		112,500	534,375	A
The Medicines Co.		52,383	436,874	A
Valeant Pharmaceuticals International		69,875	2,221,326	A
ViroPharma Inc.		66,050	554,160	A

			5,310,941

Industrials	14.0%

Aerospace and Defense	1.1%
Cubic Corp.		5,900	220,070
DynCorp International Inc.		29,300	420,455	A
Esterline Technologies Corp.		15,200	619,704	A
GenCorp Inc.		137,000	959,000	A
Triumph Group Inc.		3,709	178,959

			2,398,188

Air Freight and Logistics	N.M.
Air Transport Services Group Inc.		10,500	27,720	A

Airlines	1.1%
Allegiant Travel Co.		21,050	992,929	A
Hawaiian Holdings Inc.		108,250	757,750	A
Republic Airways Holdings Inc.		83,085	613,998	A

			2,364,677

Building Products	0.2%
Ameron International Corp.		200	12,692
Apogee Enterprises Inc.		31,890	446,460

			459,152

Commercial Services and Supplies	2.9%
ACCO Brands Corp.		109,581	797,750	A
Consolidated Graphics Inc.		9,400	329,188	A
Kimball International Inc.		27,560	234,811
Knoll Inc.		118,400	1,223,072
Mine Safety Appliances Co.		3,718	98,638
Multi-Color Corp.		5,607	68,461
Sykes Enterprises Inc.		60,659	1,544,985	A
TeleTech Holdings Inc.		91,720	1,837,152	A

			6,134,057

Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Industrials—Continued

Construction and Engineering	3.0%
Comfort Systems USA Inc.		144,363	$1,781,440
EMCOR Group Inc.		64,610	1,738,009	A
Great Lakes Dredge and Dock Co.		119,580	774,878
MasTec Inc.		11,002	137,525	A
Michael Baker Corp.		21,250	879,750	A
Pike Electric Corp.		79,000	733,120	A
Tutor Perini Corp.		14,400	260,352	A

			6,305,074

Electrical Equipment	0.3%
Fushi Copperweld Inc.		16,185	163,792	A
Powell Industries Inc.		16,300	513,939	A

			677,731

Industrial Conglomerates	0.2%
Tredegar Corp.		26,289	415,892

Machinery	1.9%
Chart Industries Inc.		55,340	915,877	A
CIRCOR International Inc.		14,960	376,693
Columbus McKinnon Corp.		52,300	714,418	A
Force Protection Inc.		157,280	819,429	A
L.B. Foster Co.		39,085	1,165,124	A

			3,991,541

Marine	N.M.
Ultrapetrol Bahamas Ltd.		17,000	80,920	A

Professional Services	0.4%
Huron Consulting Group Inc.		38,100	877,824	A

Road and Rail	2.4%
Avis Budget Group Inc.		168,296	2,208,044	A
Dollar Thrifty Automotive Group Inc.		79,700	2,041,117	A
Marten Transport Ltd.		30,790	552,680	A
Saia Inc.		10,000	148,200	A

			4,950,041

Trading Companies and Distributors	0.5%
Beacon Roofing Supply Inc.		65,300	1,044,800	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE
Common Stocks and Equity Interests—Continued

Information Technology	16.9%

Communications Equipment	3.3%
3Com Corp.		414,918	$3,111,885	A
Arris Group Inc.		209,630	2,396,071	A
Netgear Inc.		28,433	616,712	A
Oplink Communications Inc.		9,023	147,887	A
Powerwave Technologies Inc.		505,273	636,644	A

			6,909,199

Computers and Peripherals	0.4%
Novatel Wireless Inc.		41,512	330,851	A
Quantum Corp.		177,392	519,758	A

			850,609

Electronic Equipment, Instruments & Components	1.5%
Brightpoint Inc.		132,132	971,170	A
Checkpoint Systems Inc.		19,097	291,229	A
CTS Corp.		18,280	175,854
Multi-Fineline Electronix Inc.		6,040	171,355	A
Smart Modular Technologies WWH Inc.		47,790	300,599A
SYNNEX Corp.		39,360	1,206,778	A

			3,116,985

Internet Software and Services	1.7%
Earthlink Inc.		121,920	1,013,155
United Online Inc.		222,324	1,598,510
ValueClick Inc.		83,300	842,996	A
Web.com Group Inc.		31,870	208,111	A

			3,662,772

IT Services	2.7%
CACI International Inc.		10,700	522,695	A
Ciber Inc.		134,900	465,405	A
CSG Systems International Inc.		84,840	1,619,595	A
Global Cash Access Holdings Inc.		90,380	676,946	A
Ness Technologies Inc.		51,300	251,370	A
Sapient Corp.		119,969	992,144	A
StarTek Inc.		12,300	92,004	A
TNS Inc.		7,900	202,951	A
VeriFone Holdings Inc.		57,600	943,488	A

			5,766,598

Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued
Information Technology—Continued

Semiconductors and Semiconductor Equipment	3.0%
Actel Corp.		30,451	$361,758	A
Advanced Analogic Technologies Inc.		82,500	325,050	A
Cirrus Logic Inc.		46,360	316,175	A
Conexant Systems Inc.		81,400	188,848	A
Diodes Inc.		23,800	486,710	A
DSP Group Inc.		17,000	95,710	A
Entegris Inc.		42,308	223,386	A
MIPS Technologies Inc.		12,581	54,979	A
Omnivision Technologies Inc.		16,500	239,745	A
Photronics Inc.		145,370	646,897	A
RF Micro Devices Inc.		225,400	1,075,158	A
Sigma Designs Inc.		26,983	288,718	A
Tessera Technologies Inc.		17,000	395,590	A
TriQuint Semiconductor Inc.		127,100	762,600	A
Zoran Corp.		73,508	812,263	A

			6,273,587

Software	4.3%
Actuate Corp.		17,200	73,616	A
JDA Software Group Inc.		42,650	1,086,296	A
Net 1 UEPS Technologies Inc.		32,310	627,460	A
NetScout Systems Inc.		9,630	140,983	A
Progress Software Corp.		49,182	1,436,606	A
Quest Software Inc.		104,950	1,931,080	A
Smith Micro Software Inc.		32,100	293,394	A
Sybase Inc.		64,561	2,801,947	A
TeleCommunication Systems Inc.		76,860	744,005	A

			9,135,387

Materials	4.8%
Chemicals	2.5%
Hawkins Inc.		7,740	168,964
Innophos Holdings Inc.		59,910	1,377,331
Koppers Holdings Inc.		62,179	1,892,729
Omnova Solutions Inc.		47,040	288,355	A
PolyOne Corp.		49,250	367,898	A
Spartech Corp.		54,000	554,040
W.R. Grace and Co.		25,550	647,692	A

			5,297,009

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE
Common Stocks and Equity Interests—Continued
Materials—Continued

Containers and Packaging	1.1%
Rock-Tenn Co.		46,950	$2,366,750

Metals and Mining	0.7%
Allied Nevada Gold Corp.		2,977	44,893	A
Brush Engineered Materials Inc.		9,000	166,860	A
Hecla Mining Co.		93,000	574,740	A
Stillwater Mining Co.		62,750	594,870	A

			1,381,363

Paper and Forest Products	0.5%
Louisiana-Pacific Corp.		152,081	1,061,525	A

Telecommunication Services	1.5%

Diversified Telecommunication Services	1.3%
Cincinnati Bell Inc.		525,058	1,811,450	A
Consolidated Communications Holdings Inc.		11,900	208,250
PAETEC Holding Corp.		22,660	94,039	A
Premiere Global Services Inc.		67,500	556,875	A

			2,670,614

Wireless Telecommunication Services	0.2%
USA Mobility Inc.		49,600	546,096

Utilities	3.6%

Electric Utilities	1.9%
El Paso Electric Co.		110,850	2,248,038	A
UIL Holdings Corp.		39,065	1,096,945
Unisource Energy Corp.		16,950	545,621

			3,890,604

Gas Utilities	0.2%
New Jersey Resources Corp.		13,400	501,160

Multi-Utilities	1.5%
Avista Corp.		80,850	1,745,551
NorthWestern Corp.		55,150	1,435,003

			3,180,554

Total Common Stocks and Equity Interests (Cost—$193,034,159)			211,454,061
Total Investments (Cost—$193,034,159)B	99.9%		211,454,061
Other Assets Less Liabilities	0.1%		125,128

Net Assets	100.0%		$211,579,189

Annual Report to Shareholders

N.M. Not Meaningful.

A	Non-income producing.
B	Aggregate cost for federal income tax purposes is $193,809,241.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2009

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Assets:
Investment securities at value (Cost—$193,034,159)		$211,454,061
Receivable for securities sold		352,043
Dividends receivable		242,907
Receivable for fund shares sold		122,069
Prepaid expenses		4,022

Total assets		212,175,102

Liabilities:
Due to custodian	$331,805
Payable for fund shares repurchased	169,855
Accrued management fee	55,751
Accrued distribution and service fees	8,693
Accrued expenses	29,809

Total liabilities		595,913

Net Assets		$211,579,189

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$263,504,156
Undistributed net investment income		935,230
Accumulated net realized loss on investments		(71,280,099)
Unrealized appreciation of investments		18,419,902

Net Assets		$211,579,189

Net Asset Value Per Share:
Class A (2,457,616 shares outstanding)		$7.59
Class C1 (732,140 shares outstanding)		$7.54
Class I2 (24,554,398 shares outstanding)		$7.61
Class FI2 (80,522 shares outstanding)		$7.45

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$8.05

[1]	Redemption Price Per Share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.
[2]	On October 5, 2009, Institutional Class shares were renamed Class I shares and Financial Intermediary Class shares were renamed Class FI shares.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2009

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Income:
Dividends	$2,745,421
Interest	1,163
Less: Foreign taxes withheld	(1,062)

Total income		$2,745,522

Expenses:
Management fees (Note 2)	1,243,402
Transfer agent and shareholder servicing expenses (Note 5)	136,391
Shareholder report expenses (Note 5)	94,345
Distribution and service fees (Notes 2 and 5)	58,962
Audit and legal fees	54,456
Custodian fees	45,050
Reorganizational fees (Note 8)	36,769
Registration fees	31,305
Directors’ fees and expenses	21,670
Other expenses	17,807

	1,740,157
Less: Fees waived and/or expenses reimbursed (Notes 2 and 5)	(69,421)

Net expenses		1,670,736

Net Investment Income		1,074,786

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments (Note 1)	(18,320,604)
Change in unrealized appreciation/(depreciation) of investments	65,026,752

Net Realized and Unrealized Gain on Investments		46,706,148

Change in Net Assets Resulting From Operations		$47,780,934

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

	FOR THE YEARS ENDED DECEMBER 31,
	2009	2008
Change in Net Assets:
Net investment income	$1,074,786	$383,837
Net realized loss	(18,320,604)	(45,122,297)
Change in unrealized appreciation/(depreciation)	65,026,752	(69,852,109)

Change in net assets resulting from operations	47,780,934	(114,590,569)
Distributions to shareholders from (Note 1):
Net investment income:
Class I1	(314,121)	(364,644)
Net realized gain on investments:
Class I1	—	(1,877,348)
Class FI1	—	(3,929)
Change in net assets from fund share transactions (Notes 7 and 8):
Class A	(2,136,583)[2]	N/A
Class C	(868,216)[2]	N/A
Class I1	(19,564,861)	(78,496,262)
Class FI1	49,652	84,366
Net assets of Class A shares issued in connection with reorganization	16,520,095	N/A
Net assets of Class C shares issued in connection with reorganization	5,103,118	N/A

Change in net assets	46,570,018	(195,248,386)

Net Assets:
Beginning of year	165,009,171	360,257,557

End of year	$211,579,189	$165,009,171

Undistributed net investment income	$935,230	$215,735

N/A—Not Applicable

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares and Financial Intermediary Class shares were renamed Class FI shares.
[2]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

For a share of each class of capital stock outstanding:

Class A:

	PERIOD ENDED DECEMBER 31, 2009A
Net asset value, beginning of period	$5.53

Investment operations:
Net investment income	.01	B
Net realized and unrealized gain	2.05

Total from investment operations	2.06

Net asset value, end of period	$7.59

Total returnC	37.25%

Ratios to Average Net Assets:D
Total expensesE	1.36	%F
Expenses net of waivers and/or expense reimbursements if anyE	1.36	%F
Expenses net of all reductionsE	1.36	%F
Net investment income	.23%

Supplemental Data:
Portfolio turnover rate	51.9%

Net assets, end of period (in thousands)	$18,657

A	For the period February 5, 2009 (commencement of operations) to December 31, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.
E

Total expenses reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements.

F

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.36% and 1.36%, respectively (Note 8).

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

For a share of each class of capital stock outstanding:

Class C:

	PERIOD ENDED DECEMBER 31, 2009A
Net asset value, beginning of period	$5.53

Investment Operations:
Net investment loss	(.03	)B
Net realized and unrealized gain	2.04

Total from investment operations	2.01

Net asset value, end of period	$7.54

Total returnC	36.35%

Ratios to Average Net Assets:D
Total expensesE	2.14	%F
Expenses net of waivers and/or expense reimbursements if anyE	2.14	%F
Expenses net of all reductionsE	2.14	%F
Net investment loss	(.56)%

Supplemental Data:
Portfolio turnover rate	51.9%

Net assets, end of period (in thousands)	$5,521

A	For the period February 5, 2009 (commencement of operations) to December 31, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.
E

Total expenses reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses net of waivers reflects total expenses before compensating balance credits but net of fee waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements.

F

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.14% and 2.14%, respectively (Note 8).

See notes to financial statements.

Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Class I:A

	YEARS ENDED DECEMBER 31,				PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2009		2008		2007B		2007		2006	2005
Net asset value, beginning of year	$5.95		$9.60		$11.48		$12.43		$11.61	$11.90

Investment operations:
Net investment income	.04	C	.02	C	.02	C	.02	C	.02	.01
Net realized and unrealized gain/(loss)	1.63		(3.59)		(.39)		.05		2.21	.58

Total from investment operations	1.67		(3.57)		(.37)		.07		2.23	.59

Distributions from:
Net investment income	(.01)		(.01)		(.01)		(.01)		(.02)	(.01)
Net realized gain on investments	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)

Total distributions	(.01)		(.08)		(1.51)		(1.02)		(1.41)	(.88)

Net asset value, end of year	$7.61		$5.95		$9.60		$11.48		$12.43	$11.61

Total returnD	28.16%		(37.49)%		(3.58	)%E	.88%		20.95%	5.87%

Ratios to Average Net Assets:
Total expensesF	.93	%G	.84%		.79	%H	.79%		.75%	.76%
Expenses net of waivers and/or expense reimbursements if anyF	.89	%G,I	.84%		.79	%H	.79%		.75%	.76%
Expenses net of all reductionsF	.89	%G,I	.84%		.79	%H	.79%		.75%	.76%
Net investment income	.65%		.22%		.28	%H	.17%		.16%	.13%

Supplemental Data:
Portfolio turnover rate	51.9%		92.9%		46.5	%E	84.7%		152.9%	175.0%
Net assets, end of year (in thousands)	$186,801		$164,591		$359,703		$556,288		$962,303	$667,045

A	On October 5, 2009, Institutional Class shares were renamed as Class I shares.
B	For the period April 1, 2007 to December 31, 2007.
C	Computed using average daily shares outstanding.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

E	Not annualized.
F

Total expenses reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements.

G

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.87%, respectively (Note 8).

H	Annualized.
I

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

For a share of each class of capital stock outstanding:

Class FI:A

	YEARS ENDED DECEMBER 31,				PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2009		2008		2007B		2007		2006	2005
Net asset value, beginning of year	$5.83		$9.43		$11.33		$12.32		$11.56	$11.88

Investment Operations:
Net investment income/(loss)	.02	C	(.01	)C	(.01	)C	(.02	)C	(.04)	(.03)
Net realized and unrealized gain/(loss)	1.60		(3.52)		(.39)		.04		2.19	.58

Total from investment operations	1.62		(3.53)		(.40)		.02		2.15	.55

Distributions from:
Net realized gain on investments	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)

Total distributions	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)

Net asset value, end of year	$7.45		$5.83		$9.43		$11.33		$12.32	$11.56

Total returnD	27.79%		(37.72)%		(3.91	)%E	.43%		20.29%	5.42%

Ratios to Average Net Assets:
Total expensesF	1.42	%G	1.34%		2.12	%H	1.30%		1.22%	1.20%
Expenses net of waivers and/or expense reimbursements if anyF	1.20	%G,I	1.19%		1.20	%H	1.20%		1.20%	1.20%
Expenses net of all reductionsF	1.20	%G,I	1.19%		1.20	%H	1.20%		1.20%	1.20%
Net investment income (loss)	.36%		(.08)%		(.13	)%H	(.20)%		(.28)%	(.31)%

Supplemental Data:
Portfolio turnover rate	51.9%		92.9%		46.5	%E	84.7%		152.9%	175.0%

Net assets, end of year (in thousands)	$600		$418		$555		$673		$11,150	$11,031

A	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.
B	For the period April 1, 2007 to December 31, 2007.
C	Computed using average daily shares outstanding.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

E	Not annualized.
F

Total expenses reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements.

G

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.18%, respectively (Note 8).

H	Annualized.
I

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.20%.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Charles Street Trust, Inc. (“Corporation”), of which Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (“Fund”) is a separate series, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

The Fund currently offers four classes of shares: Class A, Class C, Class I (formerly Institutional Class) and Class FI (formerly Financial Intermediary Class). The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A, Class C and Class FI shares, and transfer agent and shareholder servicing expenses, which is determined separately for each class. Class A and Class C commenced operations on February 5, 2009.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment Valuation.

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Corporation’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks and Equity Interests†	$211,454,061	—	—	$211,454,061

† See Portfolio of Investments for additional detailed categorizations.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(b) Repurchase Agreements.

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Subscription in-Kind

The Fund under certain conditions may accept portfolio securities rather than cash as payment for the purchase of fund shares. The cost basis of contributed securities is equal to the market value of securities on the date of contribution. There are no gains or losses recognized by the Fund and there are no tax consequences on subscription in-kind transactions. During the year ended December 31, 2009, the Fund accepted $3,849,569 of subscription in-kind.

(d) Security Transactions and Investment Income.

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to Shareholders.

Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Market Price Risk.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

(g) Share Class Accounting.

Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating Balance Agreements.

The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(i) Other.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report to Shareholders

(j) Federal and Other Taxes.

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(633)	$633	—
(b)	36,769	1,243,561	$(1,280,330)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to the expiration of a capital loss carryforward and non-deductible reorganization expenses.

2. Investment Management Agreement and Other Transactions with Affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) was the investment manager. Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay Batterymarch the entire management fee it receives from the Fund.

LMPFA has contractually agreed, until April 30, 2010, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed during that month the annual rate of 0.95% for Class I and 1.20% for Class FI. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMPFA to the extent that, during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limits stated above, if any, imposed by LMPFA at that time. Pursuant to this agreement, at December 31, 2009, management, distribution and service fees waived or reimbursed in the amount of $70,550 remain subject to repayment by the Fund.

As of September 30, 2009 LMPFA replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its management agreement with the Fund, including all of the responsibilities to the Fund described in the Fund’s prospectus.

Batterymarch, LMFA, LMPFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the fund.

There is a maximum initial sales charge of 5.75% for Class A shares. Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchase of $1,000,000 or more without an initial sales charge. Class C shares charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors, which applies if shares are redeemed within one year from purchase payment.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$200	$0	*

*	Amount represents less than $100

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$91,681,984	$113,049,378

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$38,045,618
Gross unrealized depreciation	(20,400,798)

Net unrealized appreciation	$17,644,820

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2009, the Fund did not invest in any derivative instruments.

5. Class Specific Expenses, Waivers and/or Reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution and/or service fee with respect to its Class A, C and FI shares calculated at the annual rate of 0.25%, 1.00% and 0.40%, respectively, of the average daily net assets of each respective class. For Class FI, the Board of Directors has currently limited payments under the plan to 0.25% of the class’s average daily net assets. Distribution fees are accrued daily and paid monthly.

Annual Report to Shareholders

For the year ended December 31, 2009, class specific expenses were as follows:

	Distribution and Service Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class A1	$26,209	$28,069	$2,904
Class C1	31,521	4,722	5,716
Class FI2	1,232	1,335	369
Class I2	—	102,265	69,218

Total	$58,962	$136,391	$78,207

[1]	For the period February 5, 2009 (commencement of operations) to December 31, 2009
[2]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares and Institutional Class shares were renamed Class I shares.
*	For the period January 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these expenses were accrued as common fund expenses.

For the year ended December 31, 2009, waivers and/or expense reimbursements were as follows:

Waivers/ Reimbursements
Class A1	—
Class C1	—
Class FI2	$1,100
Class I2	68,321

Total	$69,421

[1]	For the period February 5, 2009 (commencement of operations) to December 31, 2009
[2]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares and Institutional Class shares were renamed Class I shares.

6. Line of Credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 4, 2010. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2009.

7. Capital Shares

At December 31, 2009, there were 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Class I and Class FI shares of the Fund. Share transactions were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class A1
Shares sold	74,117	$515,961	—	—
Shares repurchased	(387,852)	(2,652,544)	—	—
Shares issued with merger	2,771,351	16,520,095	—	—

Net Increase	2,457,616	$14,383,512	—	—

Class C1
Shares sold	41,990	$257,286	—	—
Shares repurchased	(167,671)	(1,125,502)	—	—
Shares issued with merger	857,821	5,103,118	—	—

Net Increase	732,140	$4,234,902	—	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I2
Shares sold	3,178,546	$18,055,180	7,037,763	$57,164,812
Shares issued on reinvestment	54,916	314,121	245,563	2,241,992
Shares repurchased	(6,358,988)	(37,934,162)	(17,085,498)	(137,903,066)

Net Decrease	(3,125,526)	$(19,564,861)	(9,802,172)	$(78,496,262)

Class FI2
Shares sold	11,877	$67,856	17,549	$122,672
Shares issued on reinvestment	—	—	438	3,929
Shares repurchased	(3,049)	(18,204)	(5,152)	(42,235)

Net Increase	8,828	$49,652	12,835	$84,366

[1]	For the period February 5, 2009 (commencement of operations) to December 31, 2009
[2]	On October 5, 2009, Institutional Class shares were renamed Class I shares and Financial Intermediary Class shares were renamed Class FI shares.

8. Transfer of Net Assets

At the close of business on May 29, 2009, the Fund acquired substantially all of the assets of the Legg Mason Partners Small Cap Core Fund (the “Acquired Fund”), pursuant to the Form of Agreement and Plan of Reorganization. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Partners Small Cap Core Fund	3,629,172	21,623,213	159,472,634

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class B and Class C shares received 1.211324, 1.022731, and 1.035603 shares of the Fund’s Class A, Class A and Class C shares, respectively.

The total net assets of the Legg Mason Partners Small Cap Core Fund before acquisition included unrealized depreciation of $(1,906,331), accumulated net realized loss of $(8,676,781) and overdistributed net investment income of $(77,306). Total net assets of the Fund immediately after the transfer were $181,095,847. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$872,566
Net realized loss	(20,919,691)
Change in net unrealized appreciation/depreciation	68,255,794
Increase in net assets from operations	48,208,669

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on May 29, 2009.

Annual Report to Shareholders

9. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$314,121	$820,189
Net long-term capital gains	—	1,425,732

Total distributions paid	$314,121	$2,245,921

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$979,936
Capital loss carryforward*	(70,505,017)
Other book/tax temporary differencesA	(44,706)
Unrealized appreciation/(depreciation)B	17,644,820

Total accumulated earnings/(losses)—net	$(51,924,967)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
December 31, 2015	$(3,656,822)
December 31, 2016	(31,220,549)
December 31, 2017	(35,627,646)

$(70,505,017)

These amounts will be available to offset any future taxable capital gains. However, $7,423,746 of the Fund’s capital loss carryforward is subject to an annual limitation of $978,926 due to the reorganization described in Note 8.

A	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
B	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and to the Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the portfolios comprising Legg Mason Charles Street Trust, Inc., the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

Annual Report to Shareholders

Board Consideration of Investment Management and Investment Advisory

Agreements—(unaudited)

Legg Mason Charles Street Trust, Inc.—Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (which contract was transferred by its affiliate, Legg Mason Fund Adviser, Inc., effective September 30, 2009) (the “Manager”) and the advisory agreement (the “Advisory Agreement”) between Batterymarch Financial Management, Inc. (the “Adviser”) and the Manager. The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Manager and the Adviser provided supplemental materials as requested. In addition, a special presentation was made during the November Board meeting by the portfolio managers in response to a request by the Independent Directors. The Independent Directors further discussed renewal of the Management and Advisory Agreements in various executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreements, the Board, including the Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling

Annual Report to Shareholders

Board Consideration of Investment Management and Advisory Management

Agreements—(unaudited) Continued

returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the underperformance of the Fund during the longer term periods of 3 and 5 years and noted the more recent performance, placing the Fund in the fourth quintile for the one-year period ended June 30, 2009. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model and the adjustments made to the model and additional personnel added to the process to improve performance. The Board concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser.

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the Board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual Management Fee was competitive (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Independent Directors:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 2001	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 2001	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 2001	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders

Directors and Officers—Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse LLP (accounting and auditing) (1984-1996).
Interested Directors:C
Fetting, Mark R. (1954) Chairman and Director	Director since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000)
Odenath, David (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments; Senior Vice President (1999-2008) of Prudential Financial, Inc.; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc. (investment banking)

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Executive Officers:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (2006-present); President and CEO of Smith Barney Fund Management LLC and Chairman, President and CEO of Citi Fund Management Inc. (formerly registered investment adviser) (since 2002); formerly, Managing Director of Citigroup Global Markets, Inc. (prior to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005)
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at Citigroup Asset Management (“CAM”) (1996-2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004-2005); Controller of certain mutual funds associated with CAM (2002-2004)
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000-2005); Secretary of CFM (2001-2004)
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason & Co. (2006-present); Managing Director of Compliance at Legg Mason & Co. (2005-present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA Funds and certain affiliates; Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders

Directors and Officers—Continued

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities, as well as their ownership of Legg Mason, Inc. stock.

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record Date:	5/13/2009
Payable Date:	5/14/2009
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

Fund Information

Investment Manager

Legg Mason Partners Fund Advisor, LLC

Baltimore, MD

Investment Adviser

Batterymarch Financial Management, Inc.

Boston, MA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

LEGG MASON BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Charles Street Trust. This report is not authorized for distribution to prospective investors in Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;
•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

•	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-854/A (2/10) SR10-1020

NOT PART OF THE ANNUAL REPORT

Item 2. . Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer.

(a)    Legg Mason Charles Street Trust Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

(a) (1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a) (2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $62,900

For the Year Ended December 31, 2009 – $56,900

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $8,000

For the Year Ended December 31, 2009 – $8,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) (1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(e) (2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $314,000

For the Year Ended December 31, 2009 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	David R. Odenath
David R. Odenath
President and Director, Legg Mason Charles Street Trust, Inc.
Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	David R. Odenath
David R. Odenath
President and Director, Legg Mason Charles Street Trust, Inc.
Date:	March 3, 2010

By:	Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer,
Legg Mason Charles Street Trust, Inc.
Date:	March 3, 2010